UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund
(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor
New York, New York 10154

(Address of principal executive offices) (Zip code)

 (Name and address of agent for service)

Marisa Beeney
345 Park Avenue, 31st Floor
New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:   December 31

Date of reporting period: March 31, 2016

Item 1. Schedule of Investments.

Blackstone / GSO Senior Floating Rate Term Fund

Portfolio of Investments
March 31, 2016 (Unaudited)

	Principal
	Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 146.13%
Aerospace and Defense - 3.88%
PRV Aerospace LLC, Senior Secured First Lien Term Loan, 6.500%, 05/09/2018	$3,113,959	$2,911,551
TurboCombustor Technology Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 12/02/2020	4,065,681	3,618,456
WP CPP Holdings LLC, Senior Secured First Lien B-3 Term Loan, L+3.50%, 12/27/2019(b)	2,992,268	2,774,401
		9,304,408

Automotive - 3.68%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 09/01/2021(b)	3,588,910	3,582,181
Dealer Tire LLC, Senior Secured First Lien Initial Term Loan, 3.220%, 12/22/2021	682,604	683,457
KAR Auction Services Inc, Senior Secured First Lien Tranche B-3 Term Loan, 4.250%, 03/09/2023	1,106,118	1,111,184
Mitchell International Inc, Senior Secured Second Lien Term Loan, 8.500%, 10/11/2021	3,895,978	3,462,550
		8,839,372

Banking, Finance, Insurance and Real Estate - 9.19%
Acrisure LLC, Senior Secured First Lien Term B Loan, 6.500%, 05/19/2022	805,947	793,858
Alliant Holdings Intermediate LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/12/2022	783,553	776,305
AmWins Group LLC, Senior Secured First Lien New Term Loan, 5.250%, 09/06/2019	2,633,086	2,643,632
AssuredPartners Capital Inc, Senior Secured First Lien Term Loan, 5.750%, 10/24/2022	2,465,481	2,457,776
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	2,925,532	2,757,314
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 5.750%, 11/09/2018	668,960	658,926
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	3,810,952	2,691,485
Global Payments Inc, Senior Secured First Lien Term B Loan, L+3.50%, 03/24/2023(b)	449,358	452,355
National Financial Partners Corp, Senior Secured First Lien 2014 Specified Refinancing Term Loan, L+3.50%, 07/01/2020(b)	1,994,941	1,954,543
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	1,548,021	1,369,998
Solera LLC, Senior Secured First Lien Dollar Term Loan, 5.750%, 02/28/2023	1,875,000	1,876,509
TransFirst Inc, Senior Secured Second Lien Term Loan, 10.500%, 11/11/2022	950,000	954,755
Victory Capital Operating LLC, Senior Secured First Lien Initial Term Loan, 7.000%, 10/29/2021	1,006,803	976,599
York Risk Services Holding Corp (Onex York Finance LP), Senior Secured First Lien Initial Term Loan, 4.750%, 10/01/2021	1,979,899	1,710,138
		22,074,193

Beverage, Food and Tobacco - 3.14%
AdvancePierre Foods Inc, Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	2,160,000	2,151,900
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 4.000%, 02/15/2021	1,680,045	1,637,624
Fairway Group Acquisition Company, Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	961,827	646,025
Supervalu Inc, Senior Secured First Lien New Term Loan, 4.500%, 03/21/2019	2,885,128	2,829,950
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/01/2021	291,955	270,788
		7,536,287

Capital Equipment - 3.29%
LTI Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 04/18/2022	2,977,500	2,821,181
Sensus USA Inc, Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	4,884,518	4,866,201
Unifrax I LLC, Senior Secured First Lien New Term Dollar Loan, 4.250%, 11/28/2018	236,433	218,406
		7,905,788

Chemicals, Plastics and Rubber - 4.13%
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 08/02/2021	2,988,347	2,940,534
Huntsman International LLC, Senior Secured First Lien Term Loan, L+3.50%, 01/01/2030(b)	1,008,230	1,005,397
Pinnacle Operating Corporation, Senior Secured First Lien Term B Refinancing Loan, 4.750%, 11/15/2018	2,653,071	2,321,437

	Principal
	Amount	Market Value

Chemicals, Plastics and Rubber (continued)
Royal Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 06/20/2022	$1,329,983	$1,294,247
Tekni-Plex Inc, Senior Secured First Lien Tranche B-1 Loan, 4.500%, 06/01/2022	739,752	728,655
Tekni-Plex Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 06/01/2023	1,730,769	1,618,269
		9,908,539

Construction and Building - 9.33%
Builders FirstSource Inc, Senior Secured First Lien Initial Term Loan, 6.000%, 07/22/2022	3,287,615	3,273,922
C.H.I. Overhead Doors Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 07/29/2022	849,181	840,689
C.H.I. Overhead Doors Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 07/28/2023	2,631,579	2,480,263
Jeld-Wen Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 10/15/2021	5,114,489	5,118,734
Jeld-Wen Inc, Senior Secured First Lien Term B-1 Loan, 4.750%, 07/01/2022	972,126	971,825
Priso Acquisition Corporation, Senior Secured First Lien Initial Term Loan, 4.500%, 05/09/2022	1,372,996	1,345,536
SRS Distribution Inc, Senior Secured First Lien Tranche B-1 Loan, 5.250%, 08/25/2022	780,272	781,735
Stardust Finance Holdings Inc, Senior Secured First Lien Term Loan, 6.500%, 03/14/2022	3,942,945	3,913,373
US LBM Holdings LLC, Senior Secured First Lien Initial Term Loan, 6.250%, 08/20/2022	3,826,923	3,678,630
		22,404,707

Consumer Goods Durable - 1.31%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,035,922	1,007,113
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/13/2021	1,851,563	1,850,794
MModal LLC, Senior Secured First Lien Term B Loan, 9.000%, 01/31/2020	342,748	282,767
		3,140,674

Consumer Goods Non Durable - 3.91%
FGI Operating Company LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	3,948,932	3,080,167
Inmar Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 01/27/2021	4,376,591	4,265,820
SRAM LLC, Senior Secured First Lien Term Loan, L+3.00%, 04/10/2020(b)	2,440,708	2,031,889
		9,377,876

Containers, Packaging and Glass - 2.85%
Berlin Packaging LLC, Senior Secured First Lien Initial Term Loan, 4.530%, 10/01/2021	2,239,534	2,223,678
Charter Nex US Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 02/07/2022(b)	710,555	706,409
Multi Packaging Solutions Inc, Senior Secured First Lien Initial Dollar Tranche B Term Loan, 4.250%, 09/30/2020	2,453,338	2,447,204
Reynolds Group Holdings Inc, Senior Secured First Lien Incremental US Term Loan, 4.500%, 12/01/2018	1,462,031	1,464,699
		6,841,990

Energy Electricity - 1.11%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	2,731,057	2,675,071

Energy, Oil and Gas - 3.39%
Ascent Resources - Marcellus LLC, Senior Secured First Lien Term Loan, 5.250%, 08/04/2020	1,481,481	255,556
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 9.000%, 06/19/2019	2,378,488	1,220,961
Jonah Energy Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	2,000,000	1,030,000
Penn Products Terminals LLC, Senior Secured First Lien Tranche B Term Loan, 4.750%, 04/13/2022	931,667	854,804
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	5,071,658	2,130,096
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	672,036	282,255
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 4.250%, 10/01/2019	410,484	172,403
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.500%, 11/25/2020	3,000,000	337,500
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 5.000%, 05/24/2021	1,509,520	918,921
W3 Co, Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,161,286	926,126
		8,128,622

	Principal
	Amount	Market Value

Environmental Industries - 1.03%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	$2,046,234	$1,902,998
Infiltrator Water Technologies LLC, Senior Secured First Lien Term B Loan, 5.250%, 05/27/2022	567,143	568,206
		2,471,204

Healthcare and Pharmaceuticals - 11.45%
Acadia Healthcare Co Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.500%, 02/16/2023	559,495	561,943
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 6.000%, 04/01/2022	1,912,747	1,886,447
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 5.250%, 10/21/2021	3,797,336	3,708,099
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 12/01/2021(b)	2,244,633	2,215,173
Curo Health Services Holdings Inc, Senior Secured First Lien Term B Loan, 6.500%, 02/07/2022	1,414,286	1,403,240
Genoa a QoL Healthcare Company LLC, Senior Secured First Lien Initial Term Loan, 4.500%, 04/29/2022	1,335,234	1,322,716
Greatbatch Ltd, Senior Secured First Lien Term B Loan, 5.250%, 10/27/2022	2,395,210	2,396,335
Medpace Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 04/01/2021	865,120	861,876
National Mentor Holdings Inc, Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 01/29/2021	1,066,321	1,058,766
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 9.500%, 12/09/2019	4,628,218	3,849,127
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 5.000%, 08/01/2022	715,506	707,456
Physio-Control International Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 06/06/2022	1,502,510	1,504,389
Smile Brands Group Inc, Senior Secured First Lien Term B Non-PIK Loan, 9.000%, 08/16/2019	3,976,330	3,345,087
Surgery Center Holdings Inc, Senior Secured First Lien Initial Term Loan, 5.250%, 11/03/2020	673,295	666,354
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, L+4.25%, 12/30/2022(b)	1,995,000	1,991,678
		27,478,686

High Tech Industries - 28.09%
Ascend Learning LLC, Senior Secured First Lien Term Loan, 5.500%, 07/31/2019	463,171	462,477
Aspect Software Inc, Senior Secured First Lien Tranche B Non-PIK Term Loan, 9.500%, 05/09/2016	5,592,371	5,564,409
Avago Technologies Cayman Finance Limited, Senior Secured First Lien Term B-1 Dollar Loan, 4.250%, 02/01/2023	3,217,523	3,206,005
Blackboard Inc, Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	924,477	863,614
Blue Coat Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 05/20/2022	2,932,486	2,893,997
BMC Software Finance Inc, Senior Secured First Lien Initial US Term Loan, 5.000%, 09/10/2020	3,861,608	3,247,362
Compuware Corporation, Senior Secured First Lien Tranche B-2 Term Loan, 6.250%, 12/15/2021	992,462	953,076
Compuware Corporation, Senior Secured Second Lien Term Loan, 9.250%, 12/15/2022	5,500,000	4,688,750
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 4.750%, 06/01/2022	2,841,275	2,703,942
Global Healthcare Exchange LLC, Senior Secured First Lien Initial Term Loan, 5.500%, 08/15/2022	1,166,552	1,163,635
Hyland Software Inc, Senior Secured First Lien Term Loan, 4.750%, 07/01/2022	198,985	198,488
Informatica Corporation, Senior Secured First Lien Dollar Term Loan, 4.500%, 08/05/2022	3,229,342	3,176,865
Kronos Incorporated, Senior Secured Second Lien Initial Term Loan, 9.750%, 04/30/2020	4,000,000	3,995,000
MA FinanceCo LLC, Senior Secured First Lien Initial Tranche B Term Loan, 5.250%, 11/19/2021	3,489,038	3,489,910
Microsemi Corporation, Senior Secured First Lien Term B Loan, 5.250%, 01/16/2023	3,253,703	3,273,534
MSC Software Corporation, Senior Secured Second Lien Term Loan, 8.500%, 05/31/2021	1,500,000	1,290,000
ON Semiconductor Corp, Senior Secured First Lien New Term Loan, L+4.50%, 03/31/2023(b)	4,770,017	4,784,184
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,792,857	2,183,079
Peak 10 Inc, Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,679,545	2,619,256
Peak 10 Inc, Senior Secured Second Lien Initial Term Loan, 8.250%, 06/17/2022	875,000	721,875
ProQuest LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 10/25/2021	1,777,463	1,725,472
Riverbed Technology Inc, Senior Secured First Lien Term Loan, 6.000%, 04/25/2022	788,303	791,787
Rocket Software Inc, Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	545,355	544,218
Sophia LP, Senior Secured First Lien Closing Date Term Loan, 4.750%, 09/30/2022	1,990,000	1,963,881
Tech Finance & Co SCA, Senior Secured First Lien US Term Loan, 5.000%, 07/13/2020	3,037,159	3,018,177
TTM Technologies Inc, Senior Secured First Lien Term B Loan, 6.000%, 05/31/2021	2,168,996	2,063,258
Vertafore Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/03/2019	1,552,950	1,552,950

	Principal
	Amount	Market Value

High Tech Industries (continued)
Vertafore Inc, Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	$3,000,000	$3,005,250
Western Digital Corporation, Senior Secured First Lien US Term Loan, L+5.50%, 04/30/2023(b)	1,290,323	1,277,019
		67,421,470

Hotels, Gaming and Leisure - 4.07%
Alpha Topco Limited - Delta 2 (Lux) Sarl, Senior Secured Second Lien Term Loan, 7.750%, 07/29/2022	3,812,600	3,517,142
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	1,890,626	1,824,454
Scientific Games International Inc, Senior Secured First Lien B-2 Term Loan, 6.000%, 10/01/2021	2,738,445	2,659,291
SMG, Senior Secured First Lien Term Loan, 4.550%, 02/27/2020	1,844,358	1,779,806
		9,780,693

Media Advertising, Printing and Publishing - 0.83%
Southern Graphics Inc, Senior Secured First Lien New Term Loan, 4.250%, 10/17/2019	2,000,000	1,986,250

Media Broadcasting and Subscription - 5.12%
Altice Financing SA, Senior Secured First Lien Dollar Denominated Tranche Loan, 5.250%, 02/04/2022	1,413,467	1,419,941
Cumulus Media Holdings Inc, Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	2,000,000	1,360,000
Neptune Finco Corp, Senior Secured First Lien Initial Term Loan, 5.000%, 10/10/2022	2,739,726	2,747,644
Numericable US LLC, Senior Secured First Lien USD Term B6 Loan, 4.750%, 02/10/2023	6,793,479	6,753,669
		12,281,254

Metals and Mining - 1.66%
Fairmount Santrol Inc, Senior Secured First Lien Tranche B-2 Term Loan, 4.500%, 09/05/2019	1,246,803	667,040
McJunkin Red Man Corporation, Senior Secured First Lien 2013 Term Loan, 4.750%, 11/08/2019	867,309	836,953
Murray Energy Corporation, Senior Secured First Lien Term B-1 Loan, 7.000%, 04/17/2017	2,591,614	1,788,213
Murray Energy Corporation, Senior Secured First Lien Term B-2 Loan, 7.500%, 04/16/2020	1,368,582	706,188
		3,998,394

Retail - 9.23%
Albertson's LLC, Senior Secured First Lien Term B-2 Loan, 5.500%, 03/21/2019	972,254	973,805
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 5.250%, 08/19/2022	2,439,309	2,383,412
DBP Holding Corp, Senior Secured First Lien Initial Term Loan, 5.250%, 10/11/2019	1,024,659	927,317
Jill Acquisition LLC, Senior Secured First Lien Initial Term Loan, 6.000%, 05/09/2022	1,030,681	984,300
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, L+3.25%, 10/26/2020(b)	5,764,863	5,296,468
Nine West Holdings Inc, Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	2,161,500	1,314,192
Payless Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 03/11/2021	1,974,336	1,003,614
Petco Animal Supplies Inc, Senior Secured First Lien Tranche B-2 Term Loan, 5.619%, 01/26/2023	5,000,000	5,005,000
Spencer Gifts LLC, Senior Secured First Lien B-1 Term Loan, 5.250%, 07/16/2021	3,960,025	3,715,018
Sports Authority (The), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,611,833	553,420
		22,156,546

Services - Business - 13.23%
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 7.500%, 07/25/2022	2,750,000	2,504,219
BarBri Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 07/17/2019	2,776,837	2,183,288
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	6,103,864	4,397,834
eResearch Technology Inc, Senior Secured First Lien Term Loan, 5.500%, 05/08/2022	1,764,444	1,763,898
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 5.000%, 12/23/2021	650,561	629,418
GCA Services Group Inc, Senior Secured First Lien Term Loan, 5.750%, 02/22/2023	3,370,787	3,387,641
PowerTeam Services LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 05/06/2020	995,503	980,570
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 6.750%, 02/28/2022	2,075,472	1,932,783
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	2,818,182	2,624,432
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 6.250%, 02/07/2019	2,335,329	2,276,946
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,167,058	1,151,740

	Principal
	Amount	Market Value

Services - Business (continued)
Transaction Network Services, Senior Secured Second Lien Initial Term Loan, 9.000%, 08/14/2020	$479,902	$468,305
TravelCLICK Inc, Senior Secured First Lien Initial Term Loan, 5.500%, 05/12/2021	2,217,728	2,117,930
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 8.750%, 11/08/2021	2,750,000	2,447,500
Truven Health Analytics Inc, Senior Secured First Lien New Tranche B Term Loan, 4.500%, 06/06/2019	1,984,655	1,984,039
US Security Associates Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 6.250%, 07/28/2017	101,712	101,627
US Security Associates Holdings Inc, Senior Secured First Lien Term B Loan, 6.250%, 07/28/2017	806,796	806,123
		31,758,293

Services - Consumer - 3.13%
Learning Care Group (US) No. 2 Inc, Senior Secured First Lien Term Loan, 5.000%, 05/05/2021	1,455,556	1,456,014
Monitronics International Inc, Senior Secured First Lien Term B-1 Loan, 4.500%, 04/11/2022	669,314	623,021
Nord Anglia Education Finance LLC, Senior Secured First Lien Initial Term Loan, 5.000%, 03/31/2021	934,046	922,375
NVA Holdings Inc, Senior Secured First Lien Term Loan, 4.750%, 08/16/2021	536,759	533,853
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 8.000%, 08/14/2022	652,088	639,046
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,375,439	1,338,480
Spin Holdco Inc, Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,059,241	2,010,849
		7,523,638

Telecommunications - 7.37%
Avaya Inc, Senior Secured First Lien Term B-7 Loan, 6.250%, 05/29/2020	10,695,882	7,198,703
ConvergeOne Holdings Corporation, Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	2,498,022	2,416,836
Fairpoint Communications Inc, Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	3,892,278	3,870,793
Nextgen Finance LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	1,965,000	1,650,600
Windstream Services LLC, Senior Secured Tranche B-6 Term Loan, L+5.00%, 03/15/2021(b)	2,250,000	2,235,937
Zayo Group LLC, Senior Secured First Lien 2016 Incremental Term Loan, 4.500%, 05/06/2021	316,667	318,092
		17,690,961

Transportation Cargo - 0.65%
Navistar International Corporation, Senior Secured First Lien Tranche B Term Loan, 6.500%, 08/07/2020	1,710,000	1,569,994

Transportation Consumer - 2.67%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,035,365	3,409,884
Travelport Finance (Luxembourg) Sarl, Senior Secured First Lien Initial Term Loan, 5.750%, 09/02/2021	2,993,451	2,995,696
		6,405,580

Utilities Electric - 8.39%
Atlantic Power Limited Partnership, Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	836,702	836,184
Chief Power Finance LLC, Senior Secured First Lien Term B Advance Loan, 5.750%, 12/31/2020	1,626,428	1,414,992
Exgen Texas Power LLC, Senior Secured First Lien Term Loan, 5.750%, 09/20/2021	2,248,720	1,489,777
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 8.250%, 12/19/2022	2,030,075	1,593,609
Moxie Patriot LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 6.750%, 12/18/2020	1,481,481	1,344,444
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 7.500%, 08/21/2020	3,470,588	3,175,588
Panda Sherman Power LLC, Senior Secured First Lien Term Loan, 9.000%, 09/14/2018	3,949,890	3,416,655
Panda Temple Power II LLC, Senior Secured First Lien Construction Term Loan, 7.250%, 04/03/2019	2,640,655	2,231,353
Pike Corporation, Senior Secured First Lien Initial Term Loan, 5.500%, 12/22/2021	1,236,559	1,232,955
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	4,110,832	2,408,249

	Principal
	Amount	Market Value

Utilities Electric (continued)
TPF II Power LLC, Senior Secured First Lien Term Loan, 5.500%, 10/02/2021	$1,010,565	$990,986
		20,134,792

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $388,658,229)		350,795,282

CORPORATE BONDS - 3.37%
Banking, Finance, Insurance and Real Estate - 0.26%
National Financial Partners Corp, Senior Unsecured Bond, 9.000%, 07/15/2021(c)	650,000	626,437

Beverage, Food and Tobacco - 0.54%
US Foods Inc, Senior Unsecured Bond, 8.500%, 06/30/2019	1,250,000	1,289,063

Consumer Goods Durable - 0.07%
Apex Tool Group LLC, Senior Unsecured Bond, 7.000%, 02/01/2021(c)	200,000	163,000

Containers, Packaging and Glass - 1.46%
Coveris Holding Corp, Senior Unsecured Bond, 10.000%, 06/01/2018(c)	3,000,000	2,880,000
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(c)	700,000	630,000
		3,510,000

Energy, Oil and Gas - 0.26%
Comstock Resources Inc, Senior Unsecured Bond, 10.000%, 03/16/2020(c)	1,250,000	621,875

High Tech Industries - 0.28%
Western Digital Corporation, Senior Unsecured Bond, 10.500%, 04/01/2024(c)	670,000	672,094

Retail - 0.21%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(c)	1,800,000	513,000

Services - Consumer - 0.20%
Monitronics International Inc, Senior Unsecured Bond, 9.125%, 04/01/2020	580,000	472,700

Telecommunications - 0.09%
Avaya Inc, Senior Secured Bond, 10.500%, 03/01/2021(c)	700,000	218,750

TOTAL CORPORATE BONDS
(Cost $9,438,276)		8,086,919

	Shares	Market Value
COMMON STOCK - 0.03%
High Tech Industries - 0.03%
New MMI Holdings Inc(d)	4,542	$66,897

TOTAL COMMON STOCK
(Cost $182,442)		66,897

Total Investments - 149.53%
(Cost $398,278,947)		358,949,098

Assets in Excess of Other Liabilities - (0.79)%		(1,901,202)

Leverage Facility - (48.74)%		(117,000,000)

Net Assets - 100.00%		$240,047,896

Amounts above are shown as a percentage of net assets as of March 31, 2016.

(a)	The interest rate shown represents the rate at period end.
(b)
All or a portion of this position has not settled as of March 31, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $6,325,156, which represents approximately 2.63% of net assets as of March 31, 2016. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	Non-income producing security.

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (the “Fund” or “BSL”) is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in the Fund to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, the Fund will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of the Fund by a period of two years or such shorter time as may be determined. The dissolution date of the Fund may be extended an unlimited number of times.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of the BSL’s assets will be invested in first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities ("Borrowers"), which operate in various industries and geographical regions (“Senior Loans” together with second lien secured loans and unsecured loans, “Loans”).

BSL was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, BSL is now classified as a diversified company, which means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BSL may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of its financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. BSL is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: BSL’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by BSL’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.  Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting.

Various inputs are used to determine the value of BSL’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value during the period ended March 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instruments and does not necessarily correspond to BSL’s perceived risk of investing in those securities.

The following table summarizes valuation of BSL’s investments under the fair value hierarchy levels as of March 31, 2016:

Blackstone / GSO Senior Floating Rate Term Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$2,774,401	$6,530,007	$9,304,408
Chemicals, Plastics and Rubber	–	5,968,833	3,939,706	9,908,539
Environmental Industries	–	568,206	1,902,998	2,471,204
Healthcare and Pharmaceuticals	–	25,974,297	1,504,389	27,478,686
High Tech Industries	–	64,068,212	3,353,258	67,421,470
Hotels, Gaming and Leisure	–	7,956,239	1,824,454	9,780,693
Retail	–	21,172,246	984,300	22,156,546
Services - Business	–	24,286,499	7,471,794	31,758,293
Utilities Electric	–	14,486,784	5,648,008	20,134,792
Other	–	150,380,651	–	150,380,651
Corporate Bonds	–	8,086,919	–	8,086,919
Common Stock	–	66,897	–	66,897
Total	$–	$325,790,184	$33,158,914	$358,949,098

The changes of the fair value of investments for which BSL has used Level 3 inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Total
Balance as of December 31, 2015	$61,179,315	$61,179,315
Accrued discount/ premium	22,594	22,594
Return of Capital	-	-
Realized Gain/(Loss)	(236,664)	(236,664)
Change in Unrealized Appreciation/(Depreciation)	(677,932)	(677,932)
Purchases	-	-
Sales Proceeds	(3,551,711)	(3,551,711)
Transfer into Level 3	7,937,206	7,937,206
Transfer out of Level 3	(31,513,894)	(31,513,894)
Balance as of March 31, 2016	$33,158,914	$33,158,914
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2016	$(966,360)	$(966,360)

Information about Level 3 fair value measurements as of March 31, 2016:

	Fair Value at 3/31/16	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Floating Rate Loan Interests	$33,158,914	Third-party vendor pricing service	Vendor quotes	N/A

The Fund evaluates transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

NOTE 3. SENIOR LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non‐U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. Under normal market conditions, at least 80% of BSL’s Managed Assets (defined below) will be invested in Senior Loans. BSL defines "Managed Assets" as total assets (including any assets attributable to any leverage used) minus the sum of BSL's accrued liabilities (other than liabilities incurred for any leverage). At March 31, 2016, 83.45% of BSL’s Managed Assets were held in Senior Loans.

Senior Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual loan remaining maturities may be substantially less than their stated maturities. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Risk of loss of income is generally higher for unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At March 31, 2016, BSL had invested $52,935,791 in second lien secured loans. Second lien secured loans are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL typically invests in loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

Loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

BSL may acquire Loans through assignments or participations. BSL typically acquires these Loans through assignment, and if BSL acquires a Loan through participation, will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when BSL must acquire a Loan through a participation. BSL had no outstanding participations as of March 31, 2016.

NOTE 4. LEVERAGE

The Fund entered into a Credit Agreement (the "Agreement") with a bank to borrow money pursuant to a 364‐day revolving line of credit ("Leverage Facility") dated October 8, 2014, as amended on October 7, 2015, to borrow up to a limit of $142 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 0.75% above LIBOR, with LIBOR measured for the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.20% on the undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364‐day period with the consent of the lending bank. At March 31, 2016, BSL had borrowings outstanding under its Leverage Facility of $117 million, at an interest rate of 1.19%. Due to the short term nature of the Agreement, face value approximates fair value at March 31, 2016. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy (see Note 2). For the quarter ended March 31, 2016, the average borrowings under BSL’s Leverage Facility and the average interest rate were $115,464,286 and 1.16%, respectively.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon. As of March 31, 2016, the Fund was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Fund did not utilize leverage. During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund's Managed Assets, which include the assets purchased through leverage. As of March 31, 2016, BSL’s leverage represented 32.77% of the Fund’s Managed Assets.

NOTE 6. UNREALIZED APPRECIATION/(DEPRECIATION)

On March 31, 2016 based on a cost of $398,284,782 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,801,174 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $41,136,858, resulting in net unrealized depreciation of $39,335,684.

Item 2. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 26, 2016

By:	/s/ Dohyun Lee-Silvestri
Dohyun Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	May 26, 2016

By:	/s/ Dohyun Lee-Silvestri
Dohyun Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	May 26, 2016